UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2019 (November 1, 2019)

3AM TECHNOLOGIES, INC

(Exact name of Registrant as Specified in its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

NEVADA	333-210544	35-2553515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

45B West Wilmot Street, Unit 1.
Richmond Hill, Ontario
Canada L4B 2P3
(Address of Principal Executive Offices, including Zip Code)

(204) 666-2981
(Registrant’s Telephone Number, including Area Code)

129 The Queensway,
Barrie, ON,
Canada, L4M 0B1
(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 1, 2019, the Company moved its principal executive offices to 45B West Wilmot Street, Unit 1. Richmond Hill, Ontario Canada L4B 2P3. The Company’s telephone number has changed to: 204-666-2981.

The Company’s US registered address remains: 3773 Howard Hughes Pkwy #500S, Las Vegas, NV 89169, United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3AM TECHNOLOGIES, INC.

By:	/s/ Simon Gee
Simon Gee
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

Date:	December 5, 2019